                                                                Exhibit 10.52

       CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED
       AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                               DISTRIBUTION AGREEMENT

     EFFECTIVE on the 9th day of September, 1999 (the "Effective Date"), by and between CALYPTE BIOMEDICAL CORPORATION, a corporation having an office at 1440 Fourth Street, Berkeley, California 94710 (hereinafter referred to as "SUPPLIER") and CARTER-WALLACE, INC., a corporation organized and existing pursuant to the laws of the State of Delaware, U.S.A., and having its principal office at 1345 Avenue of the Americas, New York, New York 10105 (hereinafter referred to as "CW").

                              W I T N E S S E T H:  THAT
                              -------------------

     WHEREAS, SUPPLIER desires to supply CW with the Products (as hereinafter defined) for use and sale by CW, and CW desires to purchase, market, distribute and sell the Products on the terms and conditions herein set forth.

     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereinafter set forth, SUPPLIER and CW mutually agree as follows:

ARTICLE I
---------

                                     DEFINITIONS
                                     -----------

     The following terms as used in this Agreement shall have the following meanings:


THE SYMBOL "[**]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

     1. "Affiliate" shall mean a corporation or any other entity that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the designated party, but only for so long as the relationship exists.

     2. "Territory" shall mean the United States, its territories, possessions and Puerto Rico.

     3. "Third Party" shall mean any person, association of any kind, or body corporation other than CW or its Affiliates or SUPPLIER or its Affiliates.

     4. "Contract Year" shall mean the period commencing on the Effective Date of this Agreement and ending twelve (12) months after the Effective Date and subsequent twelve (12) month periods commencing on the anniversary of the day immediately following the end of the first Contract Year during the term of this Agreement.

     5. "Information and Data" shall mean information, know-how, secret process, technical data, patents and techniques regarding the Products, their method of formulation and manufacture and their use and application presently owned or possessed by SUPPLIER or hereafter developed, acquired or possessed by SUPPLIER.

     6. "Products" shall mean collectively the products listed on Schedule A, attached to this Agreement and incorporated herein by reference, and any improvements to those products and any additional products added to this


THE SYMBOL "[**]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Agreement in accordance with its terms or as a result of the mutual written agreement of the parties hereto.

     7. "Average Selling Price" shall mean the actual revenues received by CW for sales of the Products after allowance for trade and cash discounts, rebates, allowances, returns, free goods and replacements actually granted, shipping costs and taxes and other governmental charges, except income taxes, applicable to sales divided by the total number of units sold.


ARTICLE II
----------

                                        RIGHTS
                                        ------

     1. During the term hereof, CW and its Affiliates shall have the exclusive right to market, promote, distribute and sell the urine-based Products, and the co-exclusive right, along with SUPPLIER, to market, promote, distribute and sell the serum-based Products, in all markets in the Territory, excluding life insurance testing and blood bank screening. CW shall have the right to sublicense its rights hereunder and to subcontract its activities hereunder with the prior written approval of SUPPLIER, which shall not be unreasonably withheld. Any sublicense agreement between CW and a sublicensee hereunder shall require that the sublicensee comply with the terms related to promotion, advertising and complaint documentation, as described in Article IV 5 and 6 hereof. The Products distributed by CW and its Affiliates in the Territory will initially be sold under the SUPPLIER'S


THE SYMBOL "[**]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

label, and the Product box shall bear a label provided to SUPPLIER by CW and affixed by SUPPLIER, which identifies the Product as one distributed by Wampole Laboratories. [**] In the event that Product is sold with Wampole Laboratories labeling, there shall be an acknowledgement on the label that SUPPLIER is the manufacturer/developer of the Products, which acknowledgement shall be in the form, shall have the content and shall be placed on the labels for the Products as set forth on Schedule B.

     2.   [**]


THE SYMBOL "[**]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

     2.   (Continued) [**]

     3.   [**]

THE SYMBOL "[**]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

     3.   (Continued) [**]

     4.   [**]


THE SYMBOL "[**]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

     4.   (Continued) [**]

     5. Notwithstanding anything provided herein to the contrary, SUPPLIER shall not have the right to terminate CW'S exclusivity or co-exclusivity for failure of CW to purchase quantities which CW would have had to purchase in order for CW to maintain exclusivity or co-exclusivity, as the case may be, if the reason for CW'S failure to purchase such quantities is that SUPPLIER has failed to supply to CW the Products ordered by CW as provided in this Agreement or if CW'S failure to purchase such quantities is as a result of recall or as a result of failure of the Products to perform properly in accordance with Supplier's published specifications therefore(but excluding customer misuse) when used by CW customers.

     6. Notwithstanding any provision in this Agreement to the contrary, nothing herein shall be deemed to grant SUPPLIER or its Affiliates or any Third Party any rights in or to any of CW'S or CW'S Affiliates' patent rights or other intellectual property rights; nor, except as specifically provided herein, to grant to CW or its Affiliates any rights in or to any of Supplier's or Supplier's Affiliates' patent rights or other intellectual property rights to CW or its Affiliates.


THE SYMBOL "[**]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

ARTICLE III
-----------

                      PURCHASE OF PRODUCTS AND SUPPLY OF SAMPLES
                      ------------------------------------------

     1. During the term of this Agreement, SUPPLIER shall manufacture the Products at its plants at 1440 Fourth Street Berkeley, California 94710 and/or 1500 East Gude Drive, Rockville, MD 20850 or such other location as shall be mutually agreed to in writing by the parties, and shall sell to CW such quantities of Products as CW orders from SUPPLIER from time to time as provided herein, labeled and packaged by SUPPLIER as specified by CW, provided such labeling and packaging is commercially reasonable and not excessive in cost to SUPPLIER, and conforms to FDA and other applicable regulations.

     2. SUPPLIER shall sell the Products to CW in fully labeled packaged form at the prices set forth in Schedule C hereto incorporated herein by reference, F.O.B. SUPPLIER'S plant in Berkeley, California or Rockville, MD as the case may be. In the event CW requests in writing that Product be sold in bulk packaged form, SUPPLIER shall use its best efforts to sell the Product to CW in this form, subject to the approval of the US FDA, if such approval is required. The price of the Products to be used as samples is also set forth on Schedule C. Except as provided below with respect to any agreement between CW and a Third Party, SUPPLIER shall be responsible for any royalty due a Third Party in connection with the Products which SUPPLIER supplies to CW hereunder.


THE SYMBOL "[**]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

     3. Within ninety (90) days after receipt by SUPPLIER of a written order from CW for Products, SUPPLIER shall ship the Products to CW's warehouse in Cranbury, New Jersey, but on an exceptions basis if requested by CW in writing, SUPPLIER shall make commercially reasonable efforts to ship Products directly to CW'S customers, in accordance with the shipping instructions received by SUPPLIER from CW. Shipping charges will be prepaid by SUPPLIER and will be charged on the invoices by SUPPLIER to CW. Supplier shall be responsible for establishing shelf life subject to CW'S approval. SUPPLIER shall ship Products with the best shelf life possible, with CW'S understanding that such shelf life may be influenced by factors beyond SUPPLIER'S control, including, but not limited to, FDA lot release procedures and orders from CW which were not forecasted to SUPPLIER by CW. In any event, SUPPLIER will not ship EIA test products or Western Blot test products to CW with less than six (6) months and three (3) months remaining shelf life, respectively, without CW'S written consent. SUPPLIER shall be responsible for establishing SHELF life subject to CW'S approval. SUPPLIER shall invoice CW for the Products upon the shipment of the Products by SUPPLIER as directed by CW in writing. In the event the Products supplied by SUPPLIER hereunder are found by CW not to conform to the specifications agreed to between the parties and set forth in Schedule D, as such failure to conform is determined by CW following the quality control tests set forth in Schedule E attached hereto and incorporated herein as reference, or shall otherwise be found to be defective, CW shall so notify SUPPLIER


THE SYMBOL "[**]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

and SUPPLIER shall after verifying the defect with its own testing, at SUPPLIER'S cost, replace such defective quantity of the Products and at SUPPLIER'S cost, ship such replacement Products to CW to the location to which such defective Products were shipped, or such other location specified by CW, as quickly as commercially feasible after the giving of such notice to SUPPLIER by CW. If SUPPLIER'S quality assurance personnel disagree with CW'S assessment, the parties shall mutually agree upon an independent testing laboratory and the parties agree to abide by the decision of such laboratory as to whether the Products are defective. If the independent testing laboratory determines that the Products are defective, the cost of such testing shall be paid for by SUPPLIER. If the independent testing laboratory determines that the Products are not defective, the cost of such testing shall be paid for by CW. CW shall accept or reject the Products within thirty (30) days following its receipt of each shipment of the Products. In the event that CW does not reject in writing any portion of a shipment within thirty (30) days after its receipt of such shipment, such lack of response shall be deemed acceptance of the Products not so rejected. Products may be rejected only due to defects in the Products or their failure to meet specifications set forth in Schedule D which failure can be ascertained at such time by the quality control tests specified on Schedule E hereto. Such acceptance or rejection shall not apply to defects or failure of the Products to meet specifications which do not become apparent until a later date (hereinafter referred to as "Non-apparent Defects"). CW shall have a reasonable


THE SYMBOL "[**]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

period of time after it learns of such Non-apparent Defects to reject such Products by so notifying SUPPLIER in writing thereof. Following SUPPLIER'S or an independent testing laboratory's verification of such defects, SUPPLIER may issue a Returned Goods Authorization Number to CW so that some or all rejected Products can be returned by CW to SUPPLIER at SUPPLIER'S expense. Alternatively, SUPPLIER may request that CW destroy, at SUPPLIER'S expense, some or all of the affected Products at SUPPLIER'S expense. Under no circumstance shall CW return Product to SUPPLIER without a SUPPLIER issued Return Goods Authorization Number. The costs of testing by such independent testing laboratory to determine whether such Products are defective shall be paid by CW or SUPPLIER as determined under this section with respect to other defects discovered by CW. The terms of all purchase orders shall be consistent with the terms of this Agreement and, in the event of any inconsistency, the terms provided herein shall prevail.

     4.   [**]

     5. Monthly, by the 8th day of each month, CW shall provide SUPPLIER with a twelve (12) month rolling forecast of CW'S projected requirements of the Products for the Territory, the first three (3) months of which shall be binding. SUPPLIER shall produce and ship to CW and if requested by CW, in writing, shall ship directly to CW'S customers or CW'S Affiliates, sufficient Products so as to meet CW'S firm monthly commitment. SUPPLIER shall use its best efforts to produce and ship to CW, or if requested by CW in writing to ship directly to CW'S


THE SYMBOL "[**]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

customers Products ordered by CW over CW'S forecast. Products shipped by SUPPLIER that are requested by CW, in writing, but which were not in the relevant CW forecast may be not CW-labeled and/or may have less shelf life than CW requested, but only with CW'S written agreement in each such instance.

     6. During the term of this Agreement, SUPPLIER shall maintain on hand sufficient quantities of qualified raw materials for the Products as necessary to produce and deliver within the required time frames the quantities of the Products in the Territory as specified in CW'S latest twelve (12) month rolling forecast.

     7.   [**]


ARTICLE IV
----------

               MANUFACTURE, PACKAGING, APPROVALS AND TECHNICAL SERVICE
               -------------------------------------------------------

     1. The Products supplied by SUPPLIER hereunder shall meet the specifications set forth in Schedule D attached hereto and shall pass the quality control tests set forth in Schedule E hereto.

     2. SUPPLIER shall arrange for the performance and reporting to CW of quality control tests on the Products and provide CW the results in the form of the


THE SYMBOL "[**]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Certificate of Analysis set forth in Schedule F.

     3. SUPPLIER shall grant access to its facilities and request that its product materials and manufacturing testing subcontractors and contract manufacturers grant access to their facilities to CW'S manufacturing, quality control and compliance inspectors or their designees and such other inspectors as determined by CW from time to time, at times during normal working hours requested in advance by CW during the term of this Agreement, and shall allow such inspectors to inspect the manufacturing and quality control testing operations and compliance procedures relating to the Products and all manufacturing and quality control records relating thereto. Such inspectors shall conduct their inspection in such a manner as not to unreasonably interfere with normal business operations.

     4. SUPPLIER shall at its cost and expense use diligent efforts to obtain and maintain approvals for CW to distribute and sell the Products throughout the Territory. SUPPLIER shall provide to CW all information and data used by SUPPLIER to obtain and maintain approval to market the Products from the appropriate governmental agencies. CW shall have the right to use all such information and data except Supplier's confidential manufacturing information in connection with the marketing of the Products throughout the Territory, as CW believes in good faith to be necessary, and CW shall have the right to refer to all information and data which SUPPLIER has filed with any governmental agency relating to the Products.


THE SYMBOL "[**]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

     5. SUPPLIER shall supply to CW copies of all data on the Products SUPPLIER has, including raw data, which CW requires and requests of SUPPLIER in good faith, in order to support claims for the Products, the claims in the Products inserts and in order to support advertising and promotional claims for the Products. CW shall not release any promotional materials for the Products without prior written approval of SUPPLIER, which approval shall not be unreasonably withheld or delayed.

     6. CW and SUPPLIER shall maintain complaint files in accordance with all applicable laws and regulations and shall promptly and fully communicate with each other with respect thereto. CW shall instruct its customers, sublicensees, and subcontractors to direct inquiries regarding Product failure to CW'S Technical Services staff. In the event that CW Technical Services efforts fail to rectify the alleged failure, then SUPPLIER'S Technical Services staff shall be notified by CW and SUPPLIER'S Technical Services staff shall diligently investigate the alleged failure and if a Product failure is confirmed, diligently rectify it. CW and SUPPLIER shall investigate each complaint reported to it of a failure of the Products and shall maintain a written record of each such investigation. CW and SUPPLIER shall, immediately after receiving each such complaint and promptly after completing each investigation, send the other party a copy of each such complaint, a full report on each investigation conducted by or on behalf of the sending party, and a copy of any medical device report submitted to the FDA under the Medical Device


THE SYMBOL "[**]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Reporting regulations. Supplier shall conduct on going Product surveillance in accordance with all applicable laws and regulations and shall retain sufficient Product with which to carry out such Product surveillance program.

     7. SUPPLIER shall promptly notify CW of any FDA or other governmental inspection of SUPPLIER or any of SUPPLIER'S contract manufacturers that relates in any manner to the Products, including without limitation their manufacturing operations, disposal of the Products and the safety, and health of employees engaged in the manufacture, storage or distribution of the Products, and SUPPLIER shall promptly provide CW with a written report of the results of each such inspection. In addition, SUPPLIER shall immediately request an unpurged copy of the inspection report from the FDA or any other governmental authority under the Freedom of Information Act, and immediately after receiving it, forward the report to CW. Each of the parties will promptly send the other a copy of any notices, reports or other communications it receives from the FDA or any other governmental authority, including without limitation any foreign governmental authority, anywhere in the world concerning the Products.

     8. If, as a result of an FDA inspection or as a result of any complaints or for any other reason SUPPLIER or any of its contract manufacturers decide to alter the Products, or any components of the Products, or materially alter manufacturing procedures, quality control testing operations and/or compliance procedures relating to any of the Products, CW shall be given written notice of such proposed


THE SYMBOL "[**]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

alteration at least ninety (90) days prior to its implementation or such shorter period agreed to in writing by CW, and such notice shall be accompanied by a written report which justifies the contemplated change(s) and no alteration shall be made without CW'S written approval which CW shall not unreasonably withhold. In the event such changes are mandated by the FDA, SUPPLIER will provide written notice to CW, but such changes will not require the written approval of CW.

     9. Copies, notices and reports under Article IV 6, 7 and 8 above shall be sent to CW'S Vice President of Quality Control, Vice President of Safety, Health and Environmental Affairs and Vice President of Compliance at the following address:

               Carter-Wallace, Inc.
               P. O. Box #1001
               Half Acre Road
               Cranbury, New Jersey 08512

     10. In the event that CW'S inspectors or their designees find that SUPPLIER'S manufacturing operations are not reasonably in conformance with Quality System Regulations of the Federal Food and Drug Administration ("QSR's") or any other pertinent laws or regulations, SUPPLIER shall promptly, after receiving written notice thereof from CW, correct them to the mutual satisfaction of CW and SUPPLIER so as to bring them into compliance with QSR's or other pertinent laws or regulations.


THE SYMBOL "[**]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

     11. CW shall provide technical service CW determines is appropriate to its customers of the Products. SUPPLIER shall provide to CW without additional cost all technical support which CW reasonably requires in order for CW to provide technical service to CW'S customers.

ARTICLE V
---------

                                  TERM OF AGREEMENT
                                  -----------------

     This Agreement shall commence on the Effective Date and, unless sooner terminated as provided in Article XII, shall remain in effect for an initial term of five (5) years after the Effective Date (the "Initial Term"). Not less than ninety (90) days prior to the end of the initial five (5) year term, the parties will determine and agree in writing the terms and conditions under which the Agreement may be extended. If the parties have not so agreed in writing by ninety (90) days prior to the end of the Initial Term, this Agreement will terminate automatically at the end of the Initial Term.

ARTICLE VI
----------

                  LABELS, INSERTS, PACKAGING MATERIALS AND MARKETING
                  --------------------------------------------------

     1. Subject to Article II and Article IV 5, CW shall determine in its sole discretion but after consultation with SUPPLIER as to relevant regulatory matters, how the Products are to be marketed, promoted and distributed and the labels,


THE SYMBOL "[**]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

labeling, inserts, packaging materials for the Products including the graphic elements on them as well as the copy, artwork and layout provided all labels are compatible with SUPPLIER'S packaging equipment and are in accordance with applicable laws and regulations. Notwithstanding the above, the shipping cartons and containers and the labeling and markings thereon used in the transportation of the Products from SUPPLIER to CW or its designees shall be the responsibility of SUPPLIER and shall conform to all applicable laws and regulations, including applicable governmental marketing authorizations.

ARTICLE VII
-----------

                               IMPROVEMENTS AND CLAIMS
                               -----------------------

     Promptly upon completing the development of any change or improvement to the Products and promptly upon acquiring any change or improvement (hereinafter all changes and/or improvements shall be referred to as "Improvements") to the Products, SUPPLIER shall provide CW with the information listed in Schedule G hereto, incorporated herein by reference, regarding such Improvements. All such Improvements shall automatically be included in the rights granted to CW hereunder and CW shall have exclusive or co-exclusive rights, as the case may be, to market, promote, distribute and sell the Products incorporating such Improvement in the Territory under the terms and conditions of this Agreement as apply to the Products. If CW desires to purchase the Products with


THE SYMBOL "[**]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

such Improvements, CW shall notify SUPPLIER in writing, and SUPPLIER shall supply to CW such quantities of the Products with such Improvements as CW shall order from SUPPLIER. The price of the Products with Improvements shall be the same price as provided in Schedule C except that SUPPLIER may increase the price by an amount equal to the amount which permits SUPPLIER to maintain the same gross profit margins with respect to the Product to which the price increase applies as SUPPLIER was achieving with respect to such Product during the one year period prior to the introduction into such Product of the relevant Improvement. On written request by CW, SUPPLIER will provide verification to the reasonable satisfaction of CW that such increase is necessary to maintain the same gross profit margins with respect to the Product to which that price increase applies as SUPPLIER was achieving with respect to such Product in the one year period prior to the introduction into such Product of the relevant Improvement. Determination of such increase in costs shall be in accordance with generally accepted accounting principles consistently applied in the manner in use by SUPPLIER at the time of executing this Agreement. SUPPLIER will maintain records of such costs for a minimum of three (3) years after the period to which such records pertain and CW shall have the right to audit such costs. Those records shall be open during reasonable business hours to CW'S accountants and to a certified public accounting firm selected by CW and acceptable to SUPPLIER, which acceptance shall not be unreasonably withheld, who shall, at CW'S expense, have access to


THE SYMBOL "[**]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

such cost records for the purpose of verifying whether the increase in costs are calculated in accordance with this Article VII. Such accountants shall treat as confidential, subject to the provision of Article XIII hereof, any information about SUPPLIER to which they are exposed in the course of such audit other than the aforesaid costs (provided that neither such accountants nor CW will publicly reveal such costs except to the extent legally required to do so or necessary to enforce CW's rights hereunder) and such accountants' opinion as to their accuracy. In the event a controversy arises concerning said costs, the SUPPLIER shall retain its books and records relating to such costs until the resolution of the controversy.

ARTICLE VIII
------------

                             RIGHT OF FIRST REFUSAL
                          ------------------------------
                                    [**]


THE SYMBOL "[**]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

                      ---------------------------------------
                                     [**]


THE SYMBOL "[**]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

ARTICLE IX
----------

                          WARRANTY, INDEMNITY AND INSURANCE
                          ---------------------------------

     1. SUPPLIER guarantees and warrants with respect to the Products it manufactures or has manufactured for it and supplies or has supplied to CW and its Affiliates hereunder:

          (a) that the Products supplied hereunder shall conform to, and be manufactured and delivered to CW in accordance with the specifications set forth in Schedule D, and pass the quality control tests set forth on Schedule E and will be manufactured in plants which have been registered with the United States Food and Drug Administration which are in compliance with, and that the Products shall at all times be manufactured in accordance with, the applicable QSR's and shall be in compliance with all other applicable Federal, State and local Laws and Regulations;

          (b) that the Products when delivered by SUPPLIER to CW, CW's Affiliates or CW's customers will not be adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act and regulations thereunder, nor within the meaning of any substantially similar state or municipal law, nor is any such Product one which may not under such Act or other law be introduced into interstate or intrastate commerce, and shall conform with the applicable laws and regulations administered by the Environmental Protection Agency, Consumer


THE SYMBOL "[**]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Product Safety Commission, the Department of Transportation, Occupational Safety and Health Administration or Interstate Commerce Commission, as applicable;

          (c) that the Products have been manufactured in accordance with the provisions of the Fair Labor Standards Act of 1938, as amended, to the extent applicable;

          (d) that SUPPLIER has not received significant complaints relating to the Products either with respect to the number of complaints received or the kind of complaints received such that a reasonable person would question the safety, efficacy, accuracy or reliability of the Products or the methods for manufacturing or testing them; and

          (e) that SUPPLIER owns and/or has the right to sublicense all rights to the Products, that it owns and/or has the rights to sublicense to SUPPLIERS subcontractors, the manufacturing of the Products and has all information necessary to manufacture the Products and that SUPPLIER has the right to enter into this Agreement and to license CW to distribute and sell the Products as provided herein.

     2. (a) SUPPLIER shall protect, defend, indemnify and hold CW and its Affiliates and their officers and directors, employees, agents, successors and assigns, harmless from all demands, claims, actions, liability, loss, damage, costs and expenses including without limitation reasonable fees and costs of attorneys


THE SYMBOL "[**]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

incurred by CW or its Affiliates resulting or arising from any claim of injury or death to any Third Party or injury or damage to property of any Third Party, (1) caused by or claimed to be caused by any defects in the Products supplied by SUPPLIER to CW or its Affiliates or CW'S customers, (2) caused by or claimed to be caused by any error, omission, intentional misconduct or a failure or regulatory non-compliance by SUPPLIER, its Agents or Affiliates in the manufacturing, labeling or packaging of any of the Products, or (3) caused by or claimed to be caused by the development, manufacturing, packaging or supplying of the Products by SUPPLIER under this Agreement, or (4) caused by or claimed to be caused by the breach of any warranty in Article IX hereof, whether said demands, claims, liability, loss, damage, costs and expense is sustained by SUPPLIER or CW or its Affiliates or any Third Party, except to the extent such claimed injury or death or damage is caused by CW or its agents or Affiliates. In the event of any claim arising under Article IX, prompt written notice of such claim shall be given
by CW to SUPPLIER.   SUPPLIER shall have the right to conduct the defense in
respect thereof but CW may have counsel present at its own expense and shall be entitled, at CW'S expense to participate in the defense of any such claim.
 CW shall cooperate with SUPPLIER in such defense at the expense of SUPPLIER. No settlement of any such matter where CW is a party to the claim or is a defendant with respect thereto, shall be made without the written approval of CW which shall not be unreasonably withheld.


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          (b)  SUPPLIER shall protect, defend, indemnify and hold CW and its
Affiliates and their respective directors, officers, employees, agents, successors and assigns harmless from and against any and all demands, claims, actions, liability, loss, damage, cost and expense (including without limitation reasonable fees and costs of attorneys incurred by CW or its Affiliates) resulting or arising out of any claim by a Third Party that the Products or the manufacture or processing used in or in connection with the Products infringes any valid and enforceable patents or other intellectual property rights of such Third Party or to the extent that any other claim or action is made or brought against CW or its Affiliates or SUPPLIER by a Third Party, whether or not a director, officer, employee or agent of SUPPLIER, relating to SUPPLIER'S manufacture of the Products. CW shall give SUPPLIER prompt written notice of any such claim asserted against CW or CW'S Affiliates. SUPPLIER shall have the right to conduct the defense in respect of such claim, but CW may have counsel present at CW'S own expense and shall be entitled, at CW'S expense, to participate in the defense of any such claim. No settlement of any such matter, where CW is a party to the claim or is a defendant, with respect thereto, shall be made without the written approval of CW which shall not be unreasonably withheld.

          (c) SUPPLIER shall protect, defend, indemnify and hold harmless CW and its Affiliates against any liability, loss, damage, cost and expense (including without limitation, reasonable fees and the costs of attorney's incurred by


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OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

                                      25
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CW or its Affiliates), incurred by CW or its Affiliates to effect, or as a result of, a recall of any Products that is requested by the FDA (including a recall or safety alert effected by CW or its Affiliates voluntarily to forestall regulatory or other action by the FDA or other governmental authority, including without limitation any foreign governmental authority, anywhere in the world, provided that, if time and circumstances permit, CW shall consult with Supplier reasonably in advance of initiating any such voluntary recall), provided that the reason for such recall is attributable to a defect or failure of the Products or an error, omission, intentional misconduct, failure or regulatory non-compliance by SUPPLIER in the manufacture, labeling, or packaging of the Products. To the extent that time and circumstances permit, CW shall give SUPPLIER notice of a recall or safety alert requested or imposed by any regulatory body affecting the Products.

          (d) Provided the Environmental Conditions (as hereinafter defined) were not caused by CW, SUPPLIER shall to defend, indemnify and save harmless CW, its officers, directors, employees, agents, successors and assigns, from and against any damage, liability, loss, claims, cost or expense (including without limitation reasonable fees and costs of attorneys' incurred by CW or its Affiliates), arising out of any claim by any person, government or other entity, however arising for personal injury, wrongful death, property damage, economic loss, costs of abatement, costs of remediation, damage to natural resources, civil penalties, or any other claim, demand, notice, or expense arising out of or relating to:


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                                      26
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               ( i) the presence, generation, handling, treatment, storage, disposal, discharge, or release of any solid waste, hazardous waste, hazardous substance, toxic substance, petroleum, contaminant or pollutant, or any other environmental condition, on, at, beneath, or near SUPPLIER'S facility; and,

               (ii) the presence, generation, handling, treatment, storage, disposal, discharge, or release of any solid waste, hazardous waste, hazardous substance, petroleum, toxic substance, contaminant or pollutant, from SUPPLIER'S facility to another facility, site, or property not owned or controlled by CW or its Affiliates. The items listed in (i) and (ii) are referred to as the "Environmental Conditions".

          (e)  [**]


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                                      27
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               [**]

               SUPPLIER shall provide CW with Certificates of Insurance coverage showing that SUPPLIER possesses the above insurance at the stated limits and which provides that said insurance cannot be cancelled except after at least thirty (30) days' prior written notice to CW. SUPPLIER shall immediately notify CW in writing of any erosion in the above stated limits. SUPPLIER hereby waives any rights of subrogation.

     3.   This Article IX shall survive termination of this Agreement.


ARTICLE X
---------

                                PRODUCT REPRESENTATION
                                ----------------------

     Any statements, representations, promotional materials or advertisements concerning the Products which are not made in reliance on or supported by information or data supplied in writing by SUPPLIER shall be the sole responsibility of CW, and CW shall protect, defend, indemnify and hold harmless SUPPLIER and its directors, officers, employees, agents, successors and assigns from and against any and all demands, claims, actions, liability, loss, damage, cost and expense (including reasonable fees and costs of attorney's) resulting or arising, directly or


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OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

indirectly, out of any such statements, representations, promotional materials or advertisements covering the Products which are not made in reliance on or supported by information or data supplied by SUPPLIER, whether such demands, claims, actions, liability, loss, damage, cost and expense is sustained by SUPPLIER or CW or any Third Party. In the event of any claim arising under this covenant of indemnity, prompt written notice of the claim shall be given to CW which shall have the right to conduct the defense in respect thereto, but SUPPLIER may have counsel present at SUPPLIER'S own expense and shall be entitled at SUPPLIER'S expense to participate in the defense of any such claim. SUPPLIER shall cooperate with CW in such defense at the expense of CW. No settlement of any such matter shall be made without the written approval of SUPPLIER and CW, which shall not be unreasonably withheld.

ARTICLE XI
----------

                                      TRADEMARKS
                                      ----------

     During the term hereof, and thereafter solely in connection with selling of remaining inventory of Products, CW and its Affiliates shall have the right to use for the Products and the marketing and sale of the Products hereunder, trademarks owned by CW and/or its Affiliates, and/or licensed to CW and/or its Affiliates by third parties, and SUPPLIER shall have no rights with respect to said trademarks whatsoever. In the event CW desires, during the term hereof and to the extent


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OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

necessary for CW and its Affiliates to sell off their remaining inventory of Products after termination or expiration of this Agreement, CW shall have the right but not the obligation to use SUPPLIER'S trademarks and copyrights and if CW uses such trademarks and/or copyrights, CW shall use in customary size and placement on the Products and their packaging, -Registered Trademark- or -TM- symbols and customary copyright notice with respect to such trademarks or copyright, also indicating SUPPLIER'S ownership thereof. If SUPPLIER advises CW, IN WRITING, that SUPPLIER has obtained a patent covering a particular Product, CW shall, at SUPPLIER'S written request, include an appropriate notice or symbol as requested by SUPPLIER indicating that such patent covers the Product.


ARTICLE XII
-----------

                            TERMINATION FOR BREACH, ETC.
                            ----------------------------

     1. After termination of this Agreement, CW shall have the right to market, distribute and sell the Products purchased from SUPPLIER pursuant to the terms hereof during the term of this Agreement.

     2. Notwithstanding any provision in this Agreement to the contrary, failure by CW or SUPPLIER to comply substantially with any of their respective material obligations and conditions contained in this Agreement shall entitle the other party to give to the party in default written notice requiring such other party to cure good such default. If such default is not cured within forty-five (45) days after


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OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

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giving of such notice, the notifying party shall be entitled (without prejudice to any of its other's rights under this Agreement) to terminate this Agreement by giving at least forty-five (45) days written notice of termination to the other party, except that a default in payment must be cured within thirty (30) days after the giving of notice requiring the defaulting party to cure such default, and the Agreement shall terminate thirty (30) days after said notice is given, if such payment default is not timely cured. The right of either party to terminate this Agreement as herein provided shall not be affected in any way by the terminating party's waiver of or failure to take action with respect to any previous default of the other party. Termination of this Agreement shall not relieve either party of its obligations incurred prior to termination and not fully discharged by the date of such termination.

     3. Within thirty (30) days after termination of this Agreement, CW shall pay SUPPLIER any and all amounts still owed SUPPLIER for all Products either (a) ordered by CW and delivered to and accepted by CW or (b) shipped by SUPPLIER to CW'S customers at CW'S request, in each case prior to such termination.

ARTICLE XIII
------------

                                   CONFIDENTIALITY
                                   ---------------

     During the term of this Agreement and subsequent thereto, CW and SUPPLIER each shall exercise at least the same degree of care to safeguard the confidentiality of confidential, or proprietary and trade secret information disclosed


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OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

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to it by the other party and any intellectual and proprietary rights therein as it would exercise to safeguard the confidentiality of its own confidential, proprietary or trade secret information. Any confidential, proprietary or trade secret information, designated as such, disclosed hereunder: (i) orally and then promptly reduced to writing and provided by the disclosing party to the other party or (ii) in writing by the disclosing party at the time of disclosure shall be maintained in confidence by the party receiving the disclosure and shall not be utilized for any purpose except for the purposes contemplated by this Agreement and shall not be disclosed to any Affiliate or Third Party unless they have executed a writing obligating themselves to the terms of this Article XIII. These obligations to maintain in confidence and not use the aforesaid confidential, proprietary or trade secret information shall not apply to: (a) any such information in the public domain at the time of disclosure or which falls into the public domain otherwise than through breach of this Article, (b) any such information which, at the time of disclosure, was demonstrably already known to or in the possession of the party receiving disclosure, without breach of this Agreement, (c) any such information which, following such disclosure, is obtained by the party receiving disclosure from a Third Party not under an obligation of confidentiality with respect to such information to the disclosing party, or (d) which is independently developed by employees of the party receiving the disclosure or affiliated companies who have not had access to the relevant confidential, proprietary or trade secret information of the other party hereto


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OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

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provided hereunder.

     Notwithstanding any provision in this Agreement to the contrary, confidential, proprietary or trade secret information which must by law be divulged to governmental authorities in connection with the performance of this Agreement or otherwise can be disclosed to such governmental authorities provided that the disclosing party follows applicable governmental regulations and/or procedures to seek to require that the governmental authorities hold such information in confidence and notifies the other party, in writing, of such disclosure, if feasible, reasonably prior to such disclosure. This Article XIII shall survive termination of this Agreement.

ARTICLE XIV
-----------

                                    INTERPRETATION
                                    --------------

     The construction, validity and performance of this Agreement shall be governed in all respects by the laws of the State of New York. The validity, construction, and interpretation of this Agreement shall be governed by the internal laws of the State of New York. In connection with any dispute or controversy arising out of or relating to this Agreement, both parties consent to the jurisdiction of and venue in the United States Federal District Court for the Southern District of New York.


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OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

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ARTICLE XV
----------

                                    FORCE MAJEURE
                                    -------------

     If the performance of this Agreement or of any obligations hereunder, except for the payment of monies, is prevented, restricted or interfered with by reason of any cause beyond the reasonable control of the affected party, except for the payment of monies, the party so affected upon prompt notice to the other party shall be excused from such performance to the extent of such prevention, restriction or interference, provided that the party so affected shall use its best efforts to avoid or remove such cause of non-performance and shall continue performance hereunder with the utmost dispatch whenever such causes are removed.

ARTICLE XVI
-----------

                                       NOTICES
                                       -------

     Any notice required or permitted to be given under this Agreement shall be mailed by express mail with a reputable carrier including national couriers such as Fed Ex, registered or certified first-class mail, postage prepaid, or by facsimile with confirmed answerback, addressed to the party to be notified at its address stated at the beginning of this Agreement (with facsimile numbers on the signature page hereof), or at such other address as may hereafter be furnished in writing to the notifying party, except those copies, notices and reports under Article IV 6, 7 and 8


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OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

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hereof shall be addressed as specified in Article IV 9 hereof.

ARTICLE XVII
------------

                                        WAIVER
                                        ------

     The failure on the part of SUPPLIER or CW to exercise or enforce any rights conferred upon such party hereunder shall not be deemed to be a waiver of any such rights nor operate to bar the exercise or enforcement thereof by such party at any time or times thereafter.

ARTICLE XVIII
-------------

                                    ASSIGNABILITY
                                    -------------

     This Agreement, and all rights and obligations hereunder, are personal as between the parties, and except as provided below, shall not be assigned in whole or in part by either of the parties to any other person or company without the prior written consent of the other party except by a party to the successor or assignee of substantially all such party's business relating to diagnostic products for professional use. CW may assign this Agreement or any of its rights or obligations hereunder to an Affiliate, acceptable to SUPPLIER, which acceptance Supplier shall not, acting in good faith, unreasonably withhold, which has agreed in writing to be bound hereby.


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OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

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ARTICLE XIX
-----------

                                   ENTIRE AGREEMENT
                                   ----------------

     This Agreement constitutes the entire agreement between the parties with respect to the specific subject matter hereof, and replaces and supersedes any other previous understandings and agreements between them with respect thereto including those understandings and agreements that may be contained in correspondence or in verbal interchanges between the parties and their attorneys. Neither party shall be bound by any definition, condition, warranty or representation other than as expressly stated in this Agreement. No waiver or modification of this Agreement shall be valid except by written agreement executed by the parties hereto.

ARTICLE XX
----------

                                     SEVERABILITY
                                     ------------

     If any provision of this Agreement should be proven unlawful or non-enforceable, such provision will be considered a nullity, but such nullity will not affect the validity of the remaining terms and conditions of this Agreement, and the parties shall substitute, to the extent lawfully permissible, a new provision embodying the intentions of the parties.


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OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

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ARTICLE XXI
-----------

                                INDEPENDENT CONTRACTOR
                                ----------------------

The parties are independent contractors as to each other, and neither is an agent, employee or legal representative of the other and neither party shall execute any agreement or other instrument purporting to bind the other or hold themselves out as an agent, employee, or legal representative of the
other party.   This Agreement shall not be deemed to establish an agency
relationship, joint venture or partnership between SUPPLIER and CW.


ARTICLE XXII
------------

                                    MISCELLANEOUS
                                    -------------

     1. Neither party may disclose the terms and conditions of this Agreement to any Third Party, person or company, except as may be required by law or except that either party may disclose such terms to a prospective successor or assignee of substantially all its business relating to diagnostic products, without the prior written consent of the other party, or to such party's principal shareholders, current and future banks and prospective investors provided that, if reasonably feasible, in each case of such disclosure the recipient is bound by a written obligation to the disclosing party hereto, to keep such information confidential.

     2. As used in this Agreement, the singular includes the plural and plural includes the singular, wherever so required by fact or context. The headings


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appearing at the beginning of the numbered articles hereof have been inserted for convenience only and do not constitute a part of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their representative duly authorized officers as of the effective date.

                              CALYPTE BIOMEDICAL CORPORATION

                              By:  /s/ William A. Boeger
                                  ----------------------------

                              Title:    CEO
                                     -------------------------
                              Facsimile: 510-814-8408


                              CARTER-WALLACE, INC.

                              By:  /s/ Ralph Levine
                                  ----------------------------
                                   Ralph Levine
                              Title:  President
                                     -------------------------
                              Facsimile: 212-339-5200


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OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

                             Schedules A - G
                                   [**]

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OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

                                      39